                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

[X]     Filed by the Registrant

[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                          MCB FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:

                           MCB FINANCIAL CORPORATION
                               1248 FIFTH AVENUE
                              SAN RAFAEL, CA 94901
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1999

               TO THE SHAREHOLDERS OF MCB FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 1999 Annual Meeting of Shareholders (the "Meeting") of MCB Financial Corporation ("MCB Financial") will be held at MCB Financial, 1248 Fifth Avenue, San Rafael, California 94901, on Wednesday, May 19, 1999 at 5:30 p.m., for the purpose of considering and voting on the following matters:

     1. Election of Directors. To elect the following eight persons to the Board of Directors of MCB Financial to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have been qualified:

            John Cavallucci             Gary T. Ragghianti
            Charles O. Hall             Michael J. Smith
            Timothy J. Jorstad          Edward P. Tarrant
            Catherine H. Munson         Randall J. Verrue

     2. Ratification of Independent Auditors. To ratify the selection of Deloitte & Touche LLP to serve as MCB Financial's independent auditor for the year ending December 31, 1999.

     3. 1999 Stock Option Plan. To approve the MCB Financial Corporation 1999 Stock Option Plan for grants of stock options to directors, officers and employees of MCB Financial and its subsidiaries.

     4. Other Business. To transact such other business as may properly come before the Meeting and any other adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 22, 1999 will be entitled to notice of and vote at the Meeting.

     IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

     IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

DATED: April 26, 1999

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ NANCY R. BOATRIGHT

                                          --------------------------------------
                                          Nancy R. Boatright, Corporate
                                          Secretary

                               PROXY STATEMENT OF

                           MCB FINANCIAL CORPORATION
                               1248 FIFTH AVENUE
                              SAN RAFAEL, CA 94901
                            ------------------------

         1999 ANNUAL MEETING OF MCB FINANCIAL CORPORATION SHAREHOLDERS

INTRODUCTION

     This Proxy Statement is being furnished to MCB Financial Corporation ("MCB Financial") Shareholders in connection with the solicitation of proxies by the MCB Financial Board of Directors for use at the 1999 Annual Meeting of Shareholders of MCB Financial to be held on Wednesday, May 19, 1999 at 5:30 p.m. at MCB Financial's office, 1248 Fifth Avenue, San Rafael, California 94901, and at any adjournments thereof ("MCB Financial Meeting"). This Proxy Statement, the attached notice and the enclosed form of proxy are first being mailed to MCB Financial Shareholders on or about April 26, 1999.

MATTERS TO BE CONSIDERED

     At the MCB Financial Meeting, MCB Financial Shareholders will be asked to
(i) elect a board of eight directors (see "ELECTION OF DIRECTORS," herein); (ii) ratify the selection of Deloitte & Touche LLP to serve as MCB Financial's independent auditor for the year ending December 31, 1999 (see "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS," herein); (iii) approve the 1999 Stock Option Plan (see "APPROVAL OF 1999 STOCK OPTION PLAN," herein); and (iv) transact such other business as may properly come before the MCB Financial Meeting and any and all other adjournments thereof (see "OTHER MATTERS," herein).

RECORD DATE; VOTING INFORMATION

     The close of business on March 22, 1999 was the record date ("Record Date") for determining which of the MCB Financial Shareholders were entitled to receive notice of and to vote at the MCB Financial Meeting. On the Record Date, there were 1,978,605 shares of MCB Financial Common Stock outstanding, held by 407 holders of record. Each holder of MCB Financial Common Stock will be entitled to one vote, in person or by proxy, for each share of MCB Financial Common Stock standing in his or her name on the books of MCB Financial as of the Record Date on any matter submitted to the vote of the MCB Financial Shareholders at the MCB Financial Meeting, except that, in connection with the election of directors, the shares are entitled to be voted cumulatively.

     Cumulative voting entitles an MCB Financial Shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or to distribute his votes among as many candidates as the shareholder thinks fit. However, no shareholder is entitled to cumulate votes for a nominee unless such nominee's name has been placed in nomination prior to the vote and the shareholder has given notice before the voting of his or her intention to vote shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for nominees. The Board of Directors does not, at this time, intend to cumulate the votes it may hold pursuant to the proxies solicited herein. If, however, other director nominations are made, the Board of Directors intends to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees. Therefore, discretionary authority to cumulate votes in such an event is solicited in this Proxy Statement and in such an event the accompanying proxy grants discretionary authority to the proxy holders to cumulate votes for the election or directors.

VOTING OF PROXIES; REVOCABILITY

     A proxy for use at the MCB Financial Meeting is enclosed. All shares of MCB Financial Common Stock represented by properly executed proxies received by MCB Financial will, unless revoked, be voted at the

MCB Financial Meeting in accordance with the instructions on such proxies. If no instruction is specified with regard to a matter to be considered, the shares of MCB Financial Common Stock represented by the proxy will be voted in favor of
(i) electing the eight nominees for directors; (ii) ratifying the selection of Deloitte & Touche LLP to serve as MCB Financial's independent auditor for the year ending December 31, 1999; and (iii) approving the 1999 Stock Option Plan.

     The proxy also confers discretionary authority to vote the shares represented thereby in accordance with the recommendations of the MCB Financial Board of Directors on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the MCB Financial Meeting and the election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. If any other business is properly presented at the MCB Financial Meeting, the proxy will be voted in accordance with the recommendation of the MCB Financial Board of Directors.

     Any MCB Financial Shareholder may revoke his or her proxy at any time before it is voted by filing with MCB Financial's Corporate Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the MCB Financial Meeting and advising the Chairman of his or her election to vote in person. A proxy may also be revoked if written notice of the death or incapacity of the MCB Financial Shareholder is received by MCB Financial before the vote pursuant to that proxy is counted.

SOLICITATION OF PROXIES

     This solicitation of MCB Financial Shareholders is being made by the Board of Directors of MCB Financial. The expense of preparing, assembling, printing and mailing this Proxy Statement to MCB Financial Shareholders and the materials used in the solicitation of proxies for the MCB Financial Meeting will be borne by MCB Financial. MCB Financial contemplates that the proxies will be solicited principally through the use of the mail, but officers, directors and employees of MCB Financial may solicit proxies personally or by telephone or facsimile without receiving special compensation therefor. In addition, MCB Financial may use the services of individuals or companies, including a proxy solicitation firm, it does not regularly employ in connection with the solicitation of proxies if deemed advisable by the MCB Financial Board of Directors. Although there are no formal agreements to do so, MCB Financial will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to MCB Financial Shareholders, and will reimburse such other expenses as may be incurred by any proxy solicitation firm engaged by MCB Financial.

REQUIRED VOTE

     Except as specifically noted below, each of the proposals described in this Proxy Statement requires the affirmative vote of a majority of the shares of MCB Financial's Common Stock represented and voting at the Annual Meeting of Shareholders where a quorum is present. In the election of directors, the eight directors receiving the most votes will be elected. If any proposal requires the affirmative vote of the holders of a specified percentage of MCB Financial's outstanding shares of Common Stock, abstaining and broker non-votes will have the same effect as a negative vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     With the exception of John Cavallucci, whose beneficial ownership of the outstanding shares of MCB Financial's common stock is described in the "Security Ownership of Management" table below, as of the Record Date no individuals known to the Board of Directors of MCB Financial owned of record or beneficially five percent or more of the outstanding shares of common stock of MCB Financial.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides certain information, as of March 22, 1999, with respect to the beneficial ownership of shares of MCB Financial Common Stock by each MCB Financial director and nominee, each executive officer(1), and by all of the directors and executive officers of MCB Financial as a group. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed.

                                                                AMOUNT AND NATURE OF      PERCENT
TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER(2)  BENEFICIAL OWNERSHIP(3)    OF CLASS
--------------        ---------------------------------------  -----------------------    --------
Common Stock          John Cavallucci                                   281,139(4)         13.90%
Common Stock          Charles O. Hall                                    41,673(5)          2.06%
Common Stock          Timothy J. Jorstad                                 66,149(6)          3.34%
Common Stock          Catherine H. Munson                                40,839(7)          2.06%
Common Stock          Gary T. Ragghianti                                 25,636(8)          1.29%
Common Stock          Michael J. Smith                                   33,424             1.69%
Common Stock          Edward P. Tarrant                                  43,927(9)          2.22%
Common Stock          Randall J. Verrue                                  37,374(10)         1.88%
Common Stock          Stephen R. Brodie                                   6,512(11)            *
Common Stock          Raymon L. Hanssen                                   6,616(11)            *
Common Stock          Patrick E. Phelan                                   5,847(12)            *
Common Stock          Current Directors and Executive
                      Officers as a Group (11 persons)                  589,136(13)        27.94%

---------------
 * Less than one percent (*)

 (1 )As used throughout this Proxy Statement, unless specified otherwise, the term "executive officer" means with respect to MCB Financial, the Executive Officer to the President of Metro Commerce Bank ("Metro Commerce"), the President and Chief Executive Officer of MCB Financial and Metro Commerce, the Chief Financial Officer of MCB Financial and Executive Vice President/Chief Financial Officer of Metro Commerce, the Executive Vice President/Chief Credit Officer of Metro Commerce and the Executive Vice President/Chief Administrative Officer of Metro Commerce.

 (2 )The address for all persons is c/o MCB Financial Corporation, 1248 Fifth
     Avenue, San Rafael, California 94901.

 (3 )Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property, with a spouse and any stock of which beneficial ownership may be acquired within 60 days of March 22, 1999, the Record Date, by the exercise of stock options vested pursuant to MCB Financial's 1989 Stock Option Plan.

 (4 )Includes options to acquire 44,100 shares which are exercisable within 60 days of the Record Date.

 (5 )Includes options to acquire 41,454 shares which are exercisable within 60 days of the Record Date.

 (6 )Includes 56,646 shares held by Jorstad, Inc., Money Purchase & Profit
     Sharing Pension Plan.

 (7 )Includes 31,079 shares held by Lucas Valley Properties, Inc., Money
     Purchase & Profit Sharing Pension Plan. Also includes options to acquire 8,659 shares which are exercisable within 60 days of the Record Date.

 (8 )Includes 5,511 shares held by Ragghianti & Thomas Profit Sharing Plan. Also includes options to acquire 8,659 shares which are exercisable within 60 days of the Record Date.

 (9 )Includes 6,606 shares held by Mr. Tarrant as Custodian for his grandchildren.

(10 )Includes 6,005 shares which are held in Mr. Verrue's IRA trust account.
     Also includes options to acquire 8,659 shares which are exercisable within 60 days of the Record Date.

(11 )Represents vested options exercisable within 60 days of the Record Date.

(12 )Includes options to acquire 5,628 shares which are exercisable within 60 days of the Record Date.

(13 )Includes options held by executive officers and non-employee directors of MCB Financial which are exercisable within 60 days of the Record Date.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires MCB Financial's directors and executive officers, and persons who own more than ten percent of a registered class of MCB Financial's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of MCB Financial. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish MCB Financial with copies of all Section 16(a) forms they file.

     To MCB Financial's knowledge, based solely on review of the copies of such reports furnished to MCB Financial and written representations that no other reports were required during the year ended December 31, 1998 the officers, directors and greater than ten percent beneficial owners of MCB Financial's common stock complied with all applicable Section 16(a) filing requirements.

CHANGES IN CONTROL

     Management of MCB Financial is not aware of any arrangement which may, at a subsequent date, result in a change of control of MCB Financial.

RECOMMENDATIONS

     MCB Financial's Board of Directors unanimously recommends electing the eight nominees to the MCB Financial Board of Directors, ratifying Deloitte & Touche LLP as MCB Financial's independent auditor for the year ending December 31, 1999 and approving the 1999 Stock Option Plan. These proposals are discussed in greater detail in the following sections of this Proxy Statement.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

     MCB Financial's Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors or the shareholders but may not be less than seven nor more than thirteen. The number of directors is currently fixed at eight members. MCB Financial Shareholders are being asked to elect the eight persons named below, who are currently serving as directors of MCB Financial and are the nominees of the Board of Directors for reelection as directors of MCB Financial, to serve until the 2000 Annual Meeting of Shareholders of MCB Financial and until their successors are elected and have been qualified. Each of the nominees listed below has consented to be named as a nominee and to serve if elected to the MCB Financial Board of Directors. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of said eight nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the shares represented by the proxies solicited will be voted for the election of such substitute nominee, if any, as shall be designated by the MCB Financial Board of Directors. The MCB Financial Board of Directors has no reason to believe that any nominees will become unavailable to serve if elected. Each of the nominees also serves as a director of Metro

Commerce. It is intended that each person elected a director of MCB Financial will also be elected a director of Metro Commerce.

                                                                                 METRO        MCB
                                            PRESENT POSITION(S) WITH            COMMERCE   FINANCIAL
                                                 MCB FINANCIAL                  DIRECTOR   DIRECTOR
           NAME             AGE                AND METRO COMMERCE                SINCE       SINCE
           ----             ---             ------------------------            --------   ---------
John Cavallucci             57    Chairman of MCB Financial and Metro Commerce    1991       1993
Charles O. Hall             44    Director, President and Chief Executive         1995       1999
                                  Officer of MCB Financial and Metro Commerce
Timothy J. Jorstad          47    Director                                        1989       1993
Catherine H. Munson         71    Director                                        1989       1993
Gary T. Ragghianti          55    Vice Chairman                                   1989       1993
Michael J. Smith            58    Director                                        1989       1993
Edward P. Tarrant           55    Director                                        1989       1993
Randall J. Verrue           55    Director                                        1989       1993

There are no family relationships among any of the nominees for director or any of the executive officers of MCB Financial.

BIOGRAPHICAL INFORMATION OF DIRECTORS

     The following sets forth certain biographical information, present occupation and business experience for at least the past five years, of each of the nominees for director.

John Cavallucci       Director of Metro Commerce since November 1991; Chairman
                      of Metro Commerce and MCB Financial since May 1996;
                      Executive Officer to the President of Metro Commerce since
                      January 1999; Chief Executive Officer of Metro Commerce from December 1995 to December 1998; President and Chief
                      Executive Officer of Metro Commerce from January 1992 to
                      December 1995; Director, President and Chief Executive
                      Officer of MCB Financial from January 1993 to December
                      1998.

Charles O. Hall       Director of Metro Commerce since December 1995; Director
                      of MCB Financial since January 1999; Executive Vice
                      President and Chief Credit Officer of Metro Commerce from
                      March 1992 to December 1995; President, Chief Operating
                      Officer, and Chief Credit Officer of Metro Commerce from
                      December 1995 to April 1998; President and Chief Operating
                      Officer of Metro Commerce from April 1998 to December
                      1998; President and Chief Executive Officer of Metro
                      Commerce since January 1999; President and Chief Executive
                      Officer of MCB Financial since January 1999.

Timothy J. Jorstad    President and certified public accountant, Jorstad, Inc.,
                      a certified public accounting firm.

Catherine H. Munson   President, Lucas Valley Properties, Inc., a real estate
                      firm; also General Partner, McInnis Park Golf Center.

Gary T. Ragghianti    Attorney and President, Gary T. Ragghianti, Inc.

Michael J. Smith      General Partner, Shimek/Smith, a car care business; broker and owner, Waterford Associates, LLC, a real estate firm.

Edward P. Tarrant     Principal and Owner, Tarrant-Bell Properties, a property
                      development and management company.

Randall J. Verrue     President and Chief Executive Officer, HCV Pacific
                      Partners, a real estate company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF MCB FINANCIAL

     The Board of Directors of MCB Financial held eleven meetings during 1998. MCB Financial does not have a Personnel Committee or a Nominating Committee; the Board of Directors performs such functions. The entire Board of Directors also serves as the Audit Committee. During 1998 all of the directors of MCB Financial attended at a minimum 75 percent of all meetings of the Board of Directors and of the committees of MCB financial and Metro Commerce on which they served.

     The Board of Directors of Metro Commerce held fifteen meetings during 1998. The Board of Directors of Metro Commerce has an Audit Committee and a Personnel Committee. Metro Commerce does not have a Nominating Committee; the Board of Directors performs such functions.

     The Audit Committee currently consists of Timothy J. Jorstad, Chairman, Michael J. Smith, Edward P. Tarrant and Randall J. Verrue. The Audit Committee held four meetings during 1998. The Audit Committee's function is to monitor Metro Commerce's financial organization and financial reporting, monitor and analyze the results of external and regulatory examinations and recommend the appointment of and oversee the independent auditor.

     The Personnel Committee currently consists of Catherine H. Munson, Chairwoman, Charles O. Hall, and Gary T. Ragghianti. The Personnel Committee held one meeting during 1998. The Personnel Committee's function is to review compensation of executive officers and make recommendations to the Board of Directors regarding compensation.

     During 1998, all of the directors of Metro Commerce attended a minimum 75 percent of all meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     Each Metro Commerce director, with the exception of Charles O. Hall, receives an annual retainer of $12,000 for his or her services.

EXECUTIVE OFFICERS

     The following table sets forth certain information, as of March 22, 1999, with respect to the current executive officers of MCB Financial and Metro Commerce.

                                                PRESENT POSITION(S) WITH
        NAME           AGE                  MCB FINANCIAL AND METRO COMMERCE
        ----           ---                  --------------------------------
John Cavallucci        57       Chairman of MCB Financial; Chairman and Executive Officer
                                to the President of Metro Commerce
Charles O. Hall        44       Director, President and Chief Executive Officer of MCB
                                Financial and Metro Commerce
Stephen R. Brodie      53       Executive Vice President and Chief Credit Officer of
                                Metro Commerce
Raymon L. Hanssen      55       Executive Vice President and Chief Administrative Officer
                                of Metro Commerce
Patrick E. Phelan      35       Chief Financial Officer of MCB Financial; Executive Vice
                                President and Chief Financial Officer of Metro Commerce

BUSINESS EXPERIENCE

     The following sets forth the business experience, for at least the past five years, of each of MCB Financial's and Metro Commerce's executive officers other than Mr. Cavallucci and Mr. Hall, whose experience is set forth above.

Stephen R. Brodie      Executive Vice President/Chief Credit Officer of Metro
                       Commerce since April 1998; Senior Vice President/Loan
                       Administration of Metro Commerce from January 1998 to April
                       1998; Senior Vice President/ Construction Loan Officer of
                       Metro Commerce from June 1996 to January 1998; Senior Vice
                       President/Loan Officer of Metro Commerce from June 1993 to
                       June 1996.
Raymon L. Hanssen      Executive Vice President/Chief Administrative Officer of
                       Metro Commerce since February 1999; Senior Vice
                       President/Branch Manager of Metro Commerce from May 1994 to
                       February 1999; Senior Vice President/Loan Officer of Metro
                       Commerce from May 1991 to May 1994.
Patrick E. Phelan      Chief Financial Officer of MCB Financial since May 1997;
                       Executive Vice President/Chief Financial Officer of Metro
                       Commerce since December 1998; Senior Vice President/Chief
                       Financial Officer of Metro Commerce from May 1997 to
                       December 1998; Vice President/Finance of Metro Commerce from
                       December 1996 to May 1997; Assistant Vice President and
                       Controller of Metro Commerce from April 1994 to December
                       1996.

           EXECUTIVE COMPENSATION OF MCB FINANCIAL AND METRO COMMERCE

     The following table sets forth compensation information with respect to MCB Financial's and Metro Commerce's Chief Executive Officer and the three other most highly compensated executive officers of Metro Commerce who served as such at year end 1998 and whose total annual salary and bonus exceeded $100,000 ("Named Officers"). Comparative data is also provided for the two previous fiscal years, where applicable. No cash compensation was paid by MCB Financial to any Named Officer; however, each Named Officer of MCB Financial also serves as an executive of Metro Commerce and receives compensation from Metro Commerce for services rendered in his or her capacity as such.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL
                                            COMPENSATION        OTHER         LONG TERM
       NAME AND PRINCIPAL                 ----------------      ANNUAL       COMPENSATION       ALL OTHER
            POSITION                      SALARY    BONUS    COMPENSATION   AWARDS OPTIONS   COMPENSATION(1)
      AT DECEMBER 31, 1998         YEAR     ($)      ($)         ($)             (#)               ($)
      --------------------         ----   -------   ------   ------------   --------------   ---------------
John Cavallucci..................  1998   142,000   47,900                                        2,863
Chief Executive Officer            1997   132,000   38,057                                        2,162
                                   1996   120,000   25,890                                        2,541
Charles O. Hall..................  1998   142,000   47,900                                        7,271
President                          1997   132,000   38,057                                        7,925
Chief Operating Officer            1996   120,000   25,890                      13,230            5,204
Stephen R. Brodie................  1998    89,934   14,000                       5,000            1,700
Executive Vice President/          1997       N/A      N/A                                          N/A
Chief Credit Officer               1996       N/A      N/A                                          N/A
Raymon L. Hanssen................  1998    89,435   12,768                                        2,400
Senior Vice President/             1997       N/A      N/A                                          N/A
Branch Manager                     1996       N/A      N/A                                          N/A

---------------
(1) Includes automobile compensation and matching contributions to the Executive Deferred Compensation Plan.

EMPLOYMENT AGREEMENTS

     Mr. Cavallucci and Mr. Hall are each employed by Metro Commerce pursuant to written employment agreements.

Mr. Cavallucci

     Mr. Cavallucci's current agreement for employment as Executive Officer to the President of Metro Commerce commenced on January 1, 1999 and expires December 31, 2001. Mr. Cavallucci is entitled to receive payment of (i) an initial annual base salary of $70,000, payable semi-monthly, increased annually in accordance with a change in the consumer price index for the San Francisco Bay Area and increased otherwise at the sole discretion of Metro Commerce's Board of Directors, and (ii) an annual bonus equal to three-fourths of one percent ( 3/4%) of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Cavallucci is also entitled to be paid directors fees in an amount equal to such fees paid to other members of the Board of Directors so long as he remains a Director. Among other things, pursuant to his employment agreement, Mr. Cavallucci has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a golf club membership.

     In the event Mr. Cavallucci's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive severance payment in an amount equal to his then base salary for 36 months in one lump sum. If Mr. Cavallucci's employment is terminated for reasons of death, medical disability which would preclude performing duties as the Executive Officer to the President of Metro Commerce for a period of six months or voluntary retirement, he will not be entitled to any severance payment; provided, however, that if such termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 150 percent of his annual base salary then in effect. In the event Mr. Cavallucci's employment is terminated for cause, he will not be entitled to any severance payment.

Mr. Hall

     Mr. Hall's current employment agreement commenced on January 1, 1996. Mr. Hall is entitled to receive payment of (i) an initial base salary in the amount of $120,000, payable not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one and one-half percent of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Hall has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a tennis club membership. Mr. Hall also participates in Metro Commerce's Deferred Compensation Plan For Executives into which Mr. Hall may elect to defer a portion of his current compensation and Metro Commerce agrees to contribute up to 50 percent of the amount of his deferral. Mr. Hall vests 50 percent in Metro Commerce contributions after completing all of his contractual deferrals and vests the remaining 50 percent upon reaching retirement age.

     In the event Mr. Hall's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive severance payment in an amount equal to his then base salary for 36 months in one lump sum. If Mr. Hall's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

The following table sets forth information on the issuance of stock options to the Named Officers during the year ended December 31, 1998.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                 PERCENT OF TOTAL
                                                                     OPTIONS
                                                     NUMBER OF       GRANTED        EXERCISE   EXPIRATION
                                                      SHARES       DURING 1998       PRICE        DATE
                                                     ---------   ----------------   --------   ----------
Stephen R. Brodie..................................    5,000           48.8%         $9.50      10/22/08

     The following table presents information regarding the 1998 fiscal year end value of unexercised stock options held by the Named Officers. There were no option exercises by the Named Officers during the 1998 fiscal year. The market value of MCB Financial's Common Stock as of December 31, 1998 was $9.50 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                               VALUE OF
                                            NUMBER OF        UNEXERCISED
                                           UNEXERCISED       IN-THE-MONEY
                                             OPTIONS           OPTIONS
                                             AT 1998           AT 1998
                                           YEAR-END(#)       YEAR-END($)
                                           EXERCISABLE/      EXERCISABLE/
                 NAME                     UNEXERCISABLE     UNEXERCISABLE
                 ----                    ----------------   --------------
John Cavallucci........................     44,100/0         234,612/N/A
Charles O. Hall........................   38,808/5,292      215,737/32,281
Stephen R. Brodie......................   6,512/4,000          19,898/0
Raymon L. Hanssen......................     6,616/0           34,337/N/A

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                   REGARDING MCB FINANCIAL AND METRO COMMERCE

     Certain of the directors and executive officers of MCB Financial and Metro Commerce, the companies or organization with which they are affiliated, and members of their immediate families are customers of, and had banking transactions with Metro Commerce in the ordinary course of Metro Commerce's business during 1998, and Metro Commerce expects to have banking transactions with such persons in the future. All loans and commitments to lend to such persons were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of management of Metro Commerce, did not involve more than a normal risk of collectibility or present other unfavorable features. All of such loans are current as to both principal and interest. As of February 28, 1999, extensions of credit to MCB Financial directors, executive officers and beneficial owners of more than five percent of MCB Financial Common Stock, and their affiliates, as a group, was approximately $2,619,226 which represents approximately 20.0% of the equity capital of MCB Financial as of that date. The maximum aggregate amount of credit extended to directors and executive officers of MCB Financial or Metro Commerce at any one time during 1998 was approximately $2,661,337.

                                 PROPOSAL TWO:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of MCB Financial has selected and appointed Deloitte & Touche LLP, independent auditors, to audit the financial statements of MCB Financial for the year ending December 31, 1999. Deloitte & Touche LLP has served as MCB Financial's independent auditors since 1991. In recognition of the important role of the independent auditors, the Board of Directors has determined that its selection of the independent auditors should be submitted to the shareholders for review and ratification on an annual basis.

     Deloitte & Touche LLP had no interest, financial or otherwise, in MCB Financial or Metro Commerce.

     In the event the appointment is not ratified through the affirmative vote of a majority of the outstanding shares, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent auditors for 1999. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Deloitte & Touche LLP for the 1999 fiscal year will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of MCB Financial require such a change.

     A representative of Deloitte & Touche is expected to be present at the MCB Financial Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of shareholders.

                                PROPOSAL THREE:

                       APPROVAL OF 1999 STOCK OPTION PLAN

     The Board of Directors has adopted the MCB Financial Corporation 1999 Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage officers, employees and directors of MCB Financial to acquire stock in MCB Financial and to provide those persons with an additional incentive to promote the financial success of MCB Financial, thereby creating shareholder value. A copy of the Plan is attached as Exhibit A to this Proxy Statement. The following discussion is only a summary. You should read the entire Plan for all of its terms.

     The Plan is designed to replace the Marin Community Bank, N.A. 1989 Stock Option Plan (the "1989 Plan"). The 1989 Plan became the stock option plan of Metro Commerce when Marin Community Bank changed its name in 1993, and the 1989 Plan was subsequently adopted by MCB Financial upon MCB Financial's organization as the bank holding company for Metro Commerce in 1993.

The 1989 Plan, as amended, provides for the grant of options to purchase 475,508 shares of MCB Financial's Common Stock to organizers, directors, officers and employees of MCB Financial and its affiliates. The 475,508 shares reserved for grants of options pursuant to the 1989 Plan are equal to approximately 24 percent of the total number of shares of MCB Financial Common Stock outstanding as of the Record Date. As of April 1, 1999, 87,299 of the 475,508 shares originally reserved for grants of options pursuant to the 1989 Plan (equal to approximately 4 percent of the total number of shares of MCB Financial Common Stock outstanding as of the Record Date) remained available for distribution pursuant to the 1989 Plan. The 1989 Plan expires in December 1999, and the Plan is designed to replace the 1989 Plan at that time.

     This Plan authorizes MCB Financial to grant options that qualify as incentive stock options ("ISO") under the Internal Revenue Code of 1986 and nonqualified stock options ("NQSO") to officers and employees of MCB Financial. Nonemployee directors are eligible to receive only NQSOs. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000 such options will be treated as NQSOs. If the Plan is approved by MCB Financial's shareholders, approximately 58 persons will be eligible to receive grants of options under the Plan.

     The Plan sets aside 395,700 authorized, but unissued, shares of MCB Financial's Common Stock for grant at not less than the fair market value of MCB Financial's Common Stock on the date the option is granted. In addition, if an ISO is granted to an officer or employee of MCB Financial who, at the time of grant, owns more than 10 percent of MCB Financial's Common Stock, the exercise price of the options must be not less than 110 percent of the fair market value of MCB Financial's Common Stock at the time the option is granted. The 395,700 shares reserved for grants of options under the Plan are equal to approximately 20 percent of the total number of shares of MCB Financial Common Stock currently outstanding.

     Upon receipt of cash which equals the total consideration for the exercise of a stock option, share certificates will be issued to the exercising optionee. Options will expire as specified in the Plan, or on such date as the Board of Directors may determine at the time MCB Financial grants the option; provided, however, an option may not have a term in excess of ten years.

     Options granted under the Plan may only be transferred by will or the laws of descent and distribution, and only the optionee may exercise an ISO during the optionee's lifetime. All options granted pursuant to the Plan become exercisable in full in the event of (i) the termination of the employee's or nonemployee director's service because of death or total and permanent disability, or (ii) a change in control with respect to MCB Financial.

     The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. Amendment, suspension or termination of the Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any option previously granted pursuant to the Plan. In addition, amendments to the Plan which would increase the number of shares which may be purchased under the Plan (either in the aggregate or by an individual), change the minimum option price, increase the maximum term of options, or permit options to be granted to anyone other than directors, officers and employees of MCB Financial are subject to required shareholder approval.

     Unless the Board of Directors terminates the Plan earlier, the Plan will terminate on April 22, 2009. MCB Financial may not grant any options under the Plan after the termination date, but termination will not affect any option previously granted by MCB Financial.

     The Board of Directors administers the Plan. The Board has the authority to construe and interpret the Plan; define the terms used in the Plan: prescribe, amend and rescind rules and regulations related to administration of the Plan; select from the eligible class of individuals and make decisions concerning the individuals to whom and the times at which options should be granted, the terms of stock option agreements and the number of shares subject to each option; and make all other determinations necessary or advisable for administration of the Plan. Also, the Board may adopt such rules or guidelines as it deems appropriate to implement the Plan. The determinations of the Board of Directors under the Plan are final and binding on all persons.

     Neither the optionee nor MCB Financial will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and MCB Financial will receive no deduction when an ISO is exercised. Upon exercising an NQSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of MCB Financial's Common Stock on the date of exercise; MCB Financial will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NQSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NQSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether the shares were acquired by exercising an ISO or by exercising an NQSO. MCB Financial will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

                             SHAREHOLDER PROPOSALS

     MCB Financial's 2000 Annual Meeting of Shareholders is currently scheduled for May 17, 2000. To be included in MCB Financial's 1998 Proxy Statement, proposals of shareholders intended to be presented at the 2000 Annual Meeting must be received by MCB Financial no later than December 20, 1999.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the MCB Financial Meeting other than those set forth above. However, if other matters come before the MCB Financial Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the MCB Financial Board of Directors on such matters. Discretionary authority to do so is included in the proxy.

                                   EXHIBIT A
                           MCB FINANCIAL CORPORATION
                             1999 STOCK OPTION PLAN

 1. PURPOSE OF PLAN

     The MCB Financial Corporation 1999 Stock Option Plan is intended to encourage officers, employees and directors of MCB Financial Corporation, a registered bank holding company under the Bank Holding Company Act ("MCB"), and its Subsidiaries to acquire stock in MCB and to provide such persons with an additional incentive to promote the financial success of MCB.

 2. DEFINED TERMS

     Capitalized terms used in this Plan have the following meanings:

     (a) "Board of Directors": The Board of Directors of MCB.

     (b) "Change of Ownership": Any (i) merger, consolidation, share exchange or reorganization of MCB with any other corporation in which MCB is not the surviving corporation, (ii) dissolution or complete liquidation of MCB, (iii) sale of all or substantially all of the assets of MCB, or (iv) a transaction (or series of related transactions) in which there is a change in the beneficial ownership, directly or indirectly, of securities of MCB representing 50 percent or more of the combined voting power or value of MCB's then outstanding equity securities. The term "equity securities" shall have the meaning set forth in
Section 3(a)(11) of the Securities Exchange Act of 1934.

     (c) "Code": The Internal Revenue Code of 1986, as amended, together with all regulations.

     (d) "Common Stock": The Common Stock of MCB, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of
Section 5(b) hereof.

     (e) "MCB": MCB Financial Corporation, a California corporation and a registered bank holding company under the Bank Holding Company Act.

     (f) "Effective Date": The date on which the Plan shall become effective as set forth in Section 10.

     (g) "Fair Market Value": As applied to a specific date, the fair market value of the Common Stock on such date as determined in good faith by the Board of Directors in the following manner:

          (1) If the shares of Common Stock are then listed on any national or regional stock exchange, the Fair Market Value shall be the mean between the high and low sales price on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

          (2) If the shares of Common Stock are not listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the shares of Common Stock at the close of the date in question;

          (3) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Board of Directors in its absolute discretion after giving consideration to the book value, the earnings history and the prospects of MCB in light of market conditions generally.

     The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

     (h) "ISO": A stock option intended to meet the requirements of an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section.

     (i) "NQSO": A stock option (i) not intended to be an ISO and designated a non qualified stock option by the Board of Directors, (ii) in excess of the aggregate fair market value limitations set forth in Section 3(c) of this Plan, or (iii) intended to be an incentive stock option but which does not meet the requirements of incentive stock options.

     (j) "Option": Any stock option, either an ISO or NQSO, granted from time to time under the Plan.

     (k) "Optionee": An officer, employee or director of MCB or any of its Subsidiaries who has been granted an Option, and those heirs, legatees or legal representatives of such officer, employee or director who may exercise an Option pursuant to Section 7(b).

     (l) "Plan": This MCB Financial Corporation 1999 Stock Option Plan, as it may be amended from time to time.

     (m) "Stock Option Agreement": A stock option agreement evidencing an Option in a form adopted by the Board pursuant to Section 10(b).

     (n) "Subsidiary": A "subsidiary corporation" as defined in Section 424(f) of the Code, including any subsidiary corporation which becomes such after the Effective Date of the Plan.

 3. INCENTIVE STOCK OPTIONS.

     (a) ELIGIBILITY. Officers and employees of MCB or a Subsidiary shall be eligible for selection to receive ISOs. No director of MCB who is not also an officer or employee of MCB or a Subsidiary may be granted an ISO under this Plan. Subject to the express provisions of the Plan, the Board of Directors shall select from the eligible class of officers and employees the individuals to whom ISOs shall be granted, the terms and provisions of the respective Incentive Stock Option Agreements, the times at which such ISOs shall be granted, and the number of shares subject to each ISO. An individual who has been granted an ISO hereunder may, if he or she is otherwise eligible, be granted additional ISOs if the Board shall so determine.

     (b) LIMITATION ON VALUE OF ISOS. The aggregate fair market value (determined as of the time the ISO is granted) of stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all plans of MCB and its Subsidiaries, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

     (c) PURCHASE PRICE OF ISOS. The purchase price of stock subject to each ISO shall be determined by the Board of Directors, but shall not be less than the Fair Market Value of such stock at the time such option is granted. If, however, any Optionee, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of MCB or any Subsidiary, computed as set forth in Sections 422(b)(6) and 424(d) of the Code, the exercise price of any ISO granted to the Optionee must be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to the Option, and the Option by its terms is not exercisable after the expiration of five years from the date of grant.

4. NONQUALIFIED STOCK OPTIONS

     (a) ELIGIBILITY. Officers (including officers who are also directors) and employees of MCB or a Subsidiary shall be eligible for selection to receive NQSOs. Subject to the express provisions of the Plan, the Board of Directors shall select from the eligible class of individuals the individuals to whom NQSOs shall be granted, the terms and provisions of the respective Nonqualified Stock Option Agreements (which need not be identical), the times at which such NQSOs shall be granted, and the number of shares subject to each NQSO. An individual who has been granted a NQSO may, if he or she is otherwise eligible, be granted additional NQSOs if the Board of Directors shall so determine.

     (b) PURCHASE PRICE OF NQSOS. The purchase price of stock subject to each NQSO shall be determined by the Board of Directors, but shall not be less than the Fair Market Value of such stock at the time such option is granted.

5. SHARES SUBJECT TO PLAN

     (a) MAXIMUM SHARES. The maximum number of shares of Common Stock that may be subject to Options and which are reserved for the Plan is 395,700 shares of Common Stock, subject to adjustment as provided in Section 5(b). If an Option expires or terminates for any reason without having been fully exercised, the unpurchased shares of Common Stock shall be added to the shares of Common Stock available for Options. The unpurchased shares of Common Stock shall not increase the maximum number of shares of Common Stock which may be subject to Options.

     (b) ADJUSTMENT OF SHARES AND PRICE. In the event that the Common Stock is changed into or exchanged for a different kind or number of shares of stock or securities of MCB as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then, unless the change results in the termination of outstanding Options pursuant to Section 7(d), the number of shares of Common Stock subject to this Plan and to outstanding Options and the exercise price for such shares shall be equitably adjusted by the Board of Directors to prevent the dilution or enlargement of rights. Any new stock or securities into which the Common Stock has been changed or for which it has been exchanged shall be substituted for the Common Stock subject to this Plan and to outstanding Options; provided, however, that fractional shares may be deleted from the adjustment or substitution. Any determination made by the Board of Directors pursuant to this Selection shall be conclusive.

 6. GRANTING OF OPTIONS

     The Board of Directors shall from time to time, in its sole discretion but subject to this Plan, determine:

     (a) the persons who will be granted Options;

     (b) the number of shares of Common Stock subject to each Option; and

     (c) whether the Option will be an ISO or an NQSO.

     An Option shall be considered to be granted on the date on which the Board of Directors authorizes the grant, provided that the Optionee executes a Stock Option Agreement in the form required by the Board of Directors. New Options may not be granted after the tenth anniversary of the Effective Date; provided, however, that the Board of Directors may, in its sole discretion, suspend or cease granting Options at an earlier date.

 7. EXERCISE OF OPTIONS

     (a) EXERCISE RIGHTS. Subject to Sections 7(b), 7(c) and 7(d), at the time of grant of the Option the Board of Directors shall determine and set forth in the Stock Option Agreement the time or times the Option may be exercised, the period or periods during which the Option may be exercised, and the number of shares subject to the Option, except that

           (i) no Option shall be exercisable prior to the date the Plan is approved by MCB's shareholders pursuant to Section 10.

           (ii) no Option shall be exercisable after the expiration of 10 years from the date of grant; and

          (iii) the calculation of the vesting period shall be suspended during any leave of absence at the request, or with the approval, of MCB or a Subsidiary.

     (b) EXERCISE OF ISOS FOLLOWING TERMINATION OF EMPLOYMENT. Subject to earlier termination of an ISO pursuant to Section 7(a)(ii), 7(d), or 11, an Optionee who is an employee of MCB or a Subsidiary shall have the right, within the following periods of time following termination of the Optionee's employment with MCB or a Subsidiary, to exercise the Optionee's ISO for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination):

           (i) one year when termination is caused by the death or disability (meaning the Optionee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months); or

          (ii) three months after termination for any reason other than the death or disability of the Optionee.

     In the event of the death of an Optionee, the Optionee's heirs, legatees or legal representatives shall have the right to exercise the Optionee's ISOs for up to the same number of shares that the Optionee would have been able to exercise on the date immediately preceding the date the Optionee's employment was terminated (without regard to any severance pay, vacation pay or other payments upon termination). To the extent the ISOs remains unexercised as of the end of the applicable period of time following termination of the Optionee's employment, the ISOs shall automatically terminate.

     A leave of absence at the request, or with the approval, of MCB or a Subsidiary shall not be deemed a termination for purposes of this Section 7(b), so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Optionee's right to reemployment with MCB (or a Subsidiary) is guaranteed by contract.

     Likewise, termination of an Optionee's employment with MCB to accept employment with either a Subsidiary or Parent of MCB shall not be deemed a termination of employment for the purposes of this Section 7.

     (c) CHANGE OF OWNERSHIP. In the event of a Change of Ownership consisting of a merger or consolidation in which MCB will not be the surviving corporation, each Option then outstanding shall become fully exercisable upon adoption by the Board of Directors of a plan or arrangement for such transaction; provided, the original vesting schedule shall be restored if the transaction is not completed. If the surviving corporation does not provide for the assumption of any Option or a substitution of a new option for any Option, MCB may cancel any Option not exercised prior to or as of the consummation of the Change in Ownership.

     To the extent not inconsistent with any applicable law, MCB shall use its best efforts to give at least 15 days advance notice of any proposed Change of Ownership transaction to each Optionee who has outstanding unexercised Options, which notice shall describe the transaction in general terms, and notify the Optionee of any action which MCB and the surviving corporation, if other than MCB, have decided to take pursuant to this Section 7(c) with respect to that Optionee's Options.

     (d) TERMINATION FOR CAUSE. If the Optionee is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to MCB, or to have deliberately disregarded the rules of MCB which resulted in loss, damage or injury to MCB, or if the Optionee makes any unauthorized disclosure of any of the secrets or confidential information of MCB, induces any client or customer of MCB to break any contract with MCB or induces any principal for whom MCB acts as agent to terminate such agency relationship, or engages in any conduct which constitutes unfair competition with MCB, or if the Optionee is removed from any office of MCB by any regulatory agency, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever, whether or not after termination of employment and whether the Optionee may receive any other benefits, including severance or salary continuation payments for any period.

 8. EXERCISE PROCEDURE AND PAYMENT

     (a) EXERCISE PROCEDURE. To exercise an Option, an Optionee must give written notice to MCB in form satisfactory to MCB specifying the number of whole shares, but in increments of not less than 100 (unless the Optionee is exercising all Options held), that the Optionee elects to purchase. MCB shall specify a closing date, which shall be not more than 30 days after the date of the Optionee's notice, for the payment of the exercise price and the issuance of the Common Stock being purchased. If any purchase of shares requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period specified for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending. The date of exercise shall be the date on which the written notice is received by MCB. On or before the closing date, the Optionee must deliver to MCB in form satisfactory to MCB all documents required under the Plan, the Stock Option Agreement and applicable laws and regulations with regard to the purchase of the shares of Common Stock, together with full payment of the exercise price and payment in cash of such amount as may be required to pay any and all applicable withholding taxes. Payment of the exercise price shall be made either
(i) in cash (including check, bank draft or money order), or (ii) with the consent of the Board of Directors and subject to Section 8(b), by delivering shares of Common Stock already owned by the Optionee, or (iii) by a combination of these forms of payment. Subject to compliance with this Plan and with any requirements imposed by the Board of Directors under this Plan, MCB shall issue and deliver to the Optionee on the specified closing date or at the earliest practicable date after the specified closing date one or more certificates for the number of shares of Common Stock purchased. No Optionee shall have any rights of a shareholder with respect to any shares of Common Stock until certificates for the shares have been issued.

     (b) PAYMENT WITH STOCK. With the consent of the Board of Directors, the Optionee may deliver Common Stock already owned by the Optionee, valued at Fair Market Value as of the closing date, in full or partial payment of the exercise price of the shares of Common Stock subject to any Option; provided, however, that no Common Stock already owned by the Optionee which is "statutory option stock" as defined in Section 424(c)(3) of the Code may be delivered in payment of the exercise price if the applicable holding period requirements for such Common Stock under Sections 422(a)(1) or 423(a)(1) of the Code have not been met at the time of exercise.

     (c) CASHLESS EXERCISE With the consent of the Board of Directors and subject to the applicable holding periods after grant of an Option, an Optionee may engage, through a broker, in a "cashless exercise," pursuant to which the Optionee sells all or some of the shares acquired substantially simultaneously with the exercise of the Option and remits to MCB net proceeds of the sale equal to the exercise price, and in such case MCB shall cooperate with the Optionee in this process; provided, the Optionee shall bear any costs of such process.

9. RESTRICTIONS ON TRANSFERS; SECURITIES LAW COMPLIANCE

     (a) TRANSFERABILITY OF OPTIONS. No Option shall be transferable otherwise than by will or under the laws of descent and distribution, nor shall any Option be sold, pledged, assigned, hypothecated, or encumbered. Each Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

     (b) COMPLIANCE WITH SECURITIES AND OTHER LAWS. MCB may require investment or residency representations from an Optionee or impose other restrictions prior and as a condition to issuance of shares to the Optionee or transfer of Shares by the Optionee. Shares of Common Stock shall not be issued to any Optionee until MCB has obtained any required approval of any governmental authority or of any stock exchange on which the Common Stock is then listed and MCB and its counsel are satisfied that the proposed issuance complies with all applicable federal and state securities and other laws. Shares of Common Stock purchased under Options may not be transferred, sold, pledged, hypothecated or encumbered except in accordance with all applicable federal and state securities laws, rules and regulations and the provisions of this Plan and the Stock Option Agreements, and the certificates for the shares of Common Stock issued may bear a legend to that effect. Under no circumstances shall MCB be obligated to register or qualify the shares of Common Stock purchased under Options with the Securities and Exchange Commission or with applicable state securities agencies.

10. EFFECTIVE DATE

     The Effective Date of the Plan shall be the date of its adoption by the Board of Directors; provided, however, that no Option shall be exercisable prior to the approval of the Plan by the holders of a majority of the shares of Common Stock of MCB represented at a meeting of the shareholders at which the Plan is considered. If shareholder approval is not obtained within one year after the Effective Date, then the Plan and all Options shall automatically terminate on the first anniversary of the Effective Date.

11. AMENDMENT AND TERMINATION

     (a) THE PLAN.

          (i) AMENDMENT. The Board of Directors may amend the Plan from time to time in its sole discretion; provided, however, that no amendment shall, without the approval of the shareholders of MCB in the manner provided in
     Section 10 and in accordance with Section 422 of the Code, (a) change the class of persons eligible to receive Options or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase the aggregate number of shares of Common Stock which may be purchased upon exercise of Options and issued under the Plan; or (c) materially increase the benefits accruing to Optionees under the Plan. Any amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Optionee under any Option, without the Optionee's consent.

          (ii) TERMINATION. The plan shall terminate automatically on the tenth anniversary of the Effective Date, and MCB may terminate the Plan at any earlier time. Upon termination of the Plan, no additional Options shall be granted; provided, however, that the terms of the Plan and Stock Option Agreements shall continue in full force and effect with respect to outstanding and unexercised Options and shares of Common Stock issued under the Plan.

     (b) OPTIONS. Subject to the terms and conditions and the limitations of the Plan, the Board of Directors may in its sole discretion modify, extend or renew outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and authorize the granting of new Options in substitution (to the extent not exercised). Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, impair any rights or obligations under any Option previously granted.

12. MISCELLANEOUS

     (a) EMPLOYMENT. Neither the establishment of the Plan or any amendments, nor the granting of any Options, shall in any way modify or affect, or evidence any intention or understanding as to, the terms of employment of any Optionee with MCB, or any Subsidiary or Parent, including the duration of such employment.

     (b) MULTIPLE OPTIONS. Subject to the terms and restrictions set forth in the Plan, an Optionee may hold more than one Option.

     (c) WRITTEN NOTICE. Any notices required under the Plan shall be in writing and shall be given on the forms, if any, provided or specified by the Board of Directors. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Optionees and their assigns, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to MCB at the following address or such other address as may be specified from time to time:

               MCB Financial Corporation
           1248 Fifth Avenue
           San Rafael, CA 94901
           Attention: Chief Financial Officer

     (d) APPLICABLE LAW; SEVERABILITY. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of California and, with respect to ISOs, shall be interpreted and administered in accordance with Section 422 of the Code. If any provision regarding an ISO is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Option being treated as an ISO for federal income tax purposes. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

     (e) WITHHOLDING TAXES. At or after the time an Option is exercised, in whole or in part, MCB may withhold from other payments due to Optionee, and if the payments are not sufficient, upon request of MCB the Optionee shall make adequate provision for federal and state income tax withholding obligations, if any, of MCB, any Subsidiary or the Parent which arise as a result of the exercise of the Option; provided, however, that the Board of Directors may permit an employee who exercises a NQSO to satisfy all or part of his or her withholding tax obligations by having MCB withhold a portion of the shares that otherwise would be issued to him or her upon exercise of the NQSO.

     (f) FINANCIAL INFORMATION FOR OPTIONEES. Not less often than annually, MCB shall provide each Optionee with a copy of the annual financial statements of MCB.

                                    *  *  *

     The undersigned, being the duly elected and acting Corporate Secretary of MCB, hereby certifies that the foregoing Plan was adopted by the Board of Directors on April 22, 1999, and approved by the shareholders in accordance with
Section 10 of the Plan on             , 1999.

                                          /s/ NANCY R. BOATRIGHT

                                          --------------------------------------
                                          Nancy R. Boatright, Corporate
                                          Secretary

                           MCB FINANCIAL CORPORATION

                                     PROXY

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Messrs. Jorstad, Tarrant and Verrue, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the 1999 Annual Meeting of Shareholders of MCB Financial Corporation to be held at MCB Financial Corporation, 1248 Fifth Avenue, San Rafael, California 94901, on Wednesday, May 19, 1999, at 5:30 p.m. or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

                     IMPORTANT -- PLEASE SIGN ON OTHER SIDE

                                                              /SEE REVERSE SIDE/

                 FOR                          WITHHOLD
             all nominees                     AUTHORITY
       (except as indicated to               to vote for
         the contrary below)                 all nominees
               / /                              / /

1.  Election of Directors
    To elect the eight persons named below
    to the Board of Directors to serve until the 2000 Annual Meeting of
    Shareholders and until their successors are elected and have been qualified.

Nominees: John Cavallucci, Charles O. Hall, Timothy J. Jorstad, Catherine H. Munson, Gary T. Ragghainti, Michael J. Smith, Edward P. Tarrant and Randall J. Verrue.

A vote FOR will result in votes being cast to effect the election of the eight nominees or as many thereof as possible under the rules of cumulative voting.

(INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space below)

_____________________________________________________________________________

2.   Ratification of Independent Auditors.  To ratify    FOR   AGAINST   ABSTAIN
     the selection of Deloitte & Touche LLP to serve     / /     / /      / /
     as MCB Financial Corporation's independent auditors for the year ending December 31, 1999.

3.   1999 Stock Option Plan.  To approve the MCB        / /      / /     / /
     Financial Corporation 1999 Stock Option Plan.

4. Other Business. To transact such other business as may properly come before the 1999 Annual Meeting of Shareholders and any other adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER OF, IF NO INSTRUC-TIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.

PLEASE SIGN AND DATE BELOW.

The Board of Directors recommends a vote "FOR" the election of directors, the ratification of independent auditors, approval of the MCB Financial Corporation 1999 Stock Option Plan, adjournment of the meeting to further solicit proxies, if necessary, and the transaction of other business. The proxy confers authority to vote and shall be voted in accordance with such recommendations unless a contrary instruction is indicated, in which case the shares represented by the proxy will be voted in accordance with such instruction. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendations of the Board of Directors. If any director nominee is unable to serve or for good cause will not serve, this proxy confers authority to and shall be voted for a substitute nominee designated by the Board of Directors. This proxy confers authority to cumulate votes for the election of directors. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors.

________________________
 (Number of Shares)

________________________
(Please print your name)

________________________
(Please print your name)

Signature: _________________ Dated: ____________, 1999

Signature: _________________ Dated: ____________, 1999

(Please date this Proxy and sign your name as if appears on your stock certificiates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) Please indicate if you are planning to attend the Meeting.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING, WITH THE CORPORATE SECRETARY OR MCB FINANCIAL CORPORATION, A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.